November 17, 1997

Dear Engex Shareholder,

     We are pleased to submit our annual report for your Fund.

     Our immediate investment philosophy is to continue to invest in emerging growth companies and other undervalued or turnaround situations. We seek opportunities that can appreciate in value and generate capital gains.

     Our long-term goal is to seek majority stakes in new and small companies in order to ultimately permit Engex to deregister as an investment company. While the first step in this Plan, the acquisition of Research Devices, Inc. in 1992, did not meet our original expectations, we will continue to look to acquire one or more growth companies that may eventually permit us to deregister the Fund and thus put Engex in a position to hopefully sell at an attractive multiple of earnings.

     As always, we appreciate the confidence of our loyal stockholders and will continue to work to achieve the results you deserve and that we ourselves as major stockholders would hope to produce.


                                        Sincerely,
                                        J. MORTON DAVIS
                                        Chairman of the Board
                                        President

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and
  Board of Directors of Engex, Inc.

     We have audited the accompanying statement of assets and liabilities of Engex, Inc., including the schedules of portfolio investments, and securities sold, but not yet purchased, and net assets applicable to outstanding capital shares as of September 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended September 30, 1997, and selected per share data and ratios for each of the five years in the period ended September 30, 1997. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Engex, Inc. as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

     As explained in Note 2, the financial statements include securities of and advances to an investee valued at $605,990 (3.0% of total assets), which value has been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at their estimate of value of such securities and advances and have inspected underlying documentation and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities and advances existed, and the differences could be material.

                                             DAVID BERDON & CO. LLP
                                             Certified Public Accountants

October 23, 1997

                                   ENGEX, INC.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1997


ASSETS:
 Investments in securities at value (identified cost--$11,977,364)
  (Notes 1(a) and (c), and 8(b)) ................................................  $19,470,815
 Investment in and advances to affiliate at value (identified
  cost--$5,561,561) (Notes 1(a), 2, and 8(a)) ...................................      605,990
 Due from broker for securities sold (Note 1(c)) ................................       98,760
 Other assets ...................................................................       27,846
                                                                                   -----------
    TOTAL ASSETS ................................................................                  $20,203,411

LIABILITIES:
 Securities sold, but not yet purchased, at value (proceeds--$9,687)
  (Notes 1(a) and (c), and 8(b)) ................................................       10,412
 Due to broker for securities purchased (Note 1(c)) .............................      288,881
 Accrued expenses (Note 3) ......................................................      123,545
 Loan payable (Notes 6, 7 and 8(a)) .............................................      321,994
 Payable to Research Devices, Inc. (Note 2) .....................................      491,026
 Current income taxes (Notes 1(b) and 5) ........................................    2,005,596
 Deferred income taxes (Notes 1(b) and 5) .......................................    2,697,381
                                                                                   -----------
    TOTAL LIABILITIES ...........................................................                    5,938,835
                                                                                                   -----------

COMMITMENT AND CONTINGENCIES (Note 8)

NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARES .............................                  $14,264,576
                                                                                                   ===========
NET ASSET VALUE PER SHARE .......................................................                       $14.60
                                                                                                        ======
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARES:

 Common stock--$.10 par value:
  Authorized--2,500,000 shares, Issued--977,223 shares ..........................                  $    97,722
 Additional paid-in capital .....................................................                    9,669,680
 Unrealized depreciation on investments .........................................                     (577,643)
 Undistributed net realized gain from investment transactions ...................                    2,827,484
 Undistributed net investment income ............................................                    2,247,333
                                                                                                   -----------
NET ASSETS ......................................................................                  $14,264,576
                                                                                                   ===========

         The accompanying notes are an integral part of this statement.



                                   ENGEX, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

September 30, 1997

                                                               NUMBER OF
                                                                 SHARES                  MARKET VALUE
                                                               ---------        -------------------------------
COMMON STOCK (130.94%):
Biotechnology (117.62%):
 Enzo Biochemical, Inc.* ...................................  467,326 shs.      $8,411,867
 ICN Pharmaceuticals, Inc. .................................   95,800 shs.       4,712,210
 Interneuron Pharmaceuticals, Inc.* ........................  247,500 shs.       2,970,000
 Biocryst Pharmaceuticals, Inc.* ...........................   43,300 shs.         346,400
 Ivax Corp.* ...............................................   28,200 shs.         336,652          $16,777,129
                                                                                ----------
Electronics (.35%):
 Siliconix, Inc.* ..........................................    1,100 shs.                               50,187
Environmental (5.73%):
 U.S. Home & Garden, Inc.* .................................  165,500 shs.                              817,239
Healthcare (.44%):
 Transworld Healthcare, Inc.* ..............................    6,500 shs.                               62,159
Manufacturing (.85%):
 Alyn Corp.* ...............................................    9,000 shs.                              121,500
Media and Entertainment (1.81%):
 Avenue Entertainment Group, Inc.* .........................   27,600 shs.         238,050
 Unitel Video, Inc.* .......................................    3,000 shs.          20,064              258,114
                                                                                ----------
Medical Technology (.65%):
 Advanced NMR Systems, Inc.* ...............................  270,900 shs.                               93,190
Technology (2.44%):
 Netvantage, Inc.* .........................................   43,200 shs.                              348,322
Telecommunications (1.05%):
 Vimpel Communications--ADR* ...............................    3,600 shs.                              150,300
                                                                                                     ----------
   TOTAL INVESTMENT IN COMMON
    STOCK (COST--$11,122,340) ..............................                                         18,678,140
UNITS (5.56%):
 Advanced Aerodynamics & Structures, Inc.* .................   72,400 shs.         552,050
 First South Africa Corp.* .................................   11,000 shs.         152,625
 Ansan, Inc.* ..............................................   35,200 shs.          88,000
                                                                                ----------
   TOTAL UNITS (COST--$855,024) ............................                                            792,675
                                                                                                     ----------
   TOTAL MARKETABLE SECURITIES (136.50%)
    (COST--$11,977,364) ....................................                                          19,470,815
OTHER ASSETS, LESS LIABILITIES (36.50%) ....................                                          (5,206,239)
                                                                                                     -----------
NET INVESTMENT ASSETS (100.00%) ............................                                         $14,264,576
                                                                                                     ===========

------------
* Nonincome-producing securities

     The accompanying notes should be read in conjunctionwith this schedule.

                                  ENGEX, INC.

SCHEDULE OF SECURITIES SOLD, BUT NOT YET PURCHASED

September 30, 1997

                                                  NUMBER OF
                                                    SHARES        MARKET VALUE
                                                  ---------    -----------------
COMMON STOCK
  Amazon.Com., Inc.* ......................        200 shs.              $10,412
                                                                         -------
     TOTAL SECURITIES SOLD,
       BUT NOT YET PURCHASED
       (PROCEEDS--$9,687) .................                              $10,412
                                                                         =======
------------
* Nonincome-producing securities

    The accompanying notes should be read in conjunction with this schedule.



                                   ENGEX, INC.

STATEMENT OF OPERATIONS

For The Year Ended September 30, 1997

INVESTMENT (LOSS):
INCOME:
   Dividends (Note 2) ....................................................  $4,169,104
   Interest ..............................................................      15,122
   Miscellaneous .........................................................          41
                                                                            ----------
       Total income ......................................................                         $4,184,267

EXPENSES:
   Custodian and transfer fees ...........................................      20,839
   Professional fees .....................................................      47,562
   Shareholders' reports and printing ....................................      12,708
   Directors' fees and expenses ..........................................      13,500
   Other taxes ...........................................................      13,188
   Insurance .............................................................      40,200
   Registration and filing fees ..........................................       7,475
   Management fee (Note 3) ...............................................     142,609
   Interest expense (Note 6) .............................................     164,783
   Miscellaneous .........................................................      13,500
                                                                            ----------
       Total expenses ....................................................                            476,364
                                                                                                  -----------
INVESTMENT INCOME BEFORE (BENEFIT) FOR INCOME TAXES ......................                          3,707,903
INCOME TAX (BENEFIT) (Notes 1(b) and 5) ..................................                           (149,085)
                                                                                                  -----------
NET INVESTMENT INCOME ....................................................                          3,856,988
                                                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain from security transactions:
   Proceeds from sales ...................................................   5,863,475
   Cost of securities sold ...............................................   3,847,202
                                                                            ----------
                                                                             2,016,273
 Income tax provision (Notes 1(b) and 5) .................................     253,745
                                                                            ----------
Net realized gain (Notes 1(c), 4 and 5)                                                             1,762,528
Unrealized appreciation on investments:
   Beginning of period ...................................................   9,316,697
   End of period .........................................................   2,537,155
                                                                            ----------
                                                                            (6,779,542)
Income tax (benefit) (Notes 1(b) and 5) ..................................     (62,115)
                                                                            ----------
NET (DECREASE) IN UNREALIZED APPRECIATION ................................                         (6,717,427)
                                                                                                  -----------
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS ........................                         (4,954,899)
                                                                                                  -----------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................                        $(1,097,911)
                                                                                                  ===========


         The accompanying notes are an integral part of this statement.



                                   ENGEX, INC.


STATEMENTS OF CHANGES IN NET ASSETS

For The Years Ended September 30, 1997 and 1996

                                                                                              1997               1996
                                                                                           ----------         ----------
FROM INVESTMENT ACTIVITIES:
   Net investment income (loss) .........................................................  $ 3,856,988        $  (239,845)
   Net realized gain (loss) on securities transactions (on average cost basis
      $1,786,543 and ($182,214), respectively) (Notes 3 and 4) ..........................    1,762,528           (165,668)
   (Decrease) increase in unrealized appreciation from investment activities ............   (6,717,427)         1,879,445
                                                                                           -----------        -----------
NET (DECREASE) INCREASE IN NET ASSETS ...................................................   (1,097,911)         1,473,932
NET ASSETS--BEGINNING OF PERIOD .........................................................   15,362,487         13,888,555
                                                                                           -----------        -----------
NET ASSETS--END OF PERIOD (Including undistributed net investment
   income (loss) of $2,247,333 and $(1,609,655), respectively) ..........................  $14,264,576        $15,362,487
                                                                                           ===========        ===========



        The accompanying notes are an integral part of these statements.

                                   ENGEX, INC.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a nondiversified, closed-end investment company (see Note 8(a)). The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     (a) SECURITY VALUATION--Investments in securities traded on a national securities exchange are valued at the last reported sales price on September 30, 1997. Securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price.

          Securities sold, but not yet purchased, represent obligations of the Company to deliver the specified security at the contracted price and thereby create a liability to purchase the security at prevailing future market prices. Accordingly, these transactions result in off-balance sheet risk, as the Company's ultimate obligation to satisfy the sale of securities sold, but not yet purchased, may exceed the amount recognized in the financial statements.

          Investments for which quotations are not readily available are valued at fair value, as determined by the Board of Directors (see Note 2).

     (b) FEDERAL INCOME TAXES--Commencing with the fiscal year ending September 30, 1993, the Fund no longer qualified under Subchapter M of the Internal Revenue Code as a regulated investment company, and, accordingly, is taxed as a regular corporation. The Fund will file a consolidated federal income tax return which will include Research Devices, Inc. ("RDI") through July 31, 1997, the date of the recapitalization of RDI (see Note 2).

     (c) OTHER--As is common in the industry, security transactions are accounted for on the trade date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     (d) USE OF ACCOUNTING ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. INVESTMENT IN AND ADVANCES TO
        RESEARCH DEVICES, INC.

     Effective December 31, 1992, the Fund purchased 85% of the outstanding stock of RDI, a privately-held corporation principally engaged in the exploitation of semi-conductor manufacturing technology. On November 7, 1996, the Fund exercised its option to acquire the remaining 15% of the stock of RDI for $615,407.

     On November 7, 1996, RDI effected a patent and technology sale to Shinkawa Ltd. (Shinkawa"), a semiconductor assembly equipment manufacturer, which yielded approximately $7.3 million to RDI. On July 31, 1997, a recapitalization was effected, under which RDI is now owned by the Fund, Shinkawa and members of RDI's current management, each of which holds a minority interest in RDI. The Fund owns approximately 5% of the voting common stock and approximately 52% of the non-voting common stock of RDI after the recapitalization. The Fund invested an additional $593,000 in connection with the recapitalization. RDI has also entered into a licensing arrangement with Shinkawa.

     The Fund received dividends from RDI in the amount of $4,100,216 during the year ended September 30, 1997. RDI had net income of approximately $6,000,000, including the patent and technology sale, for the year ended September 30, 1997.

     Under a tax-sharing agreement between RDI and the Fund, RDI has paid to the Fund its share of the consolidated federal income tax liability, which approximated $1,900,000 for the year ended September

                                   ENGEX, INC.

30, 1997. The Fund has also agreed to reimburse RDI for RDI's state tax liability of $491,026 which had been previously advanced to the Fund.

     The Fund's investment in RDI has been valued by the Board of Directors, after considering certain pertinent information, the financial statements of RDI, and the size of the holdings. At September 30, 1997, the Board of Directors has valued the Fund's investment in and advances to RDI, as follows:

        SECURITY                                                 MARKET VALUE
        --------                                                 ------------
       Voting common stock--
        5,745  shares ..........................................    $  --
       Non voting common stock--
        524,500 shares .........................................       --
       Advance .................................................     605,990
                                                                    --------
                                                                    $605,990
                                                                    ========

NOTE 3. INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATED PERSONS

     The Fund has entered into an investment advisory agreement (the "Agreement") with American Investors Advisors, Inc. ("Advisors"), which is wholly owned by an officer of the Fund. Certain officers of Advisors are also officers of the Fund. Under this agreement, Advisors will serve as an investment advisor of the Fund for a fee computed at an annual rate of 1.0% of the Fund's average weekly net assets. For the year ended September 30, 1997, Advisors earned a management fee of $142,609, of which $56,545 was due to Advisors at September 30, 1997 and is included in accrued expenses in the accompanying statement of assets and liabilities.

     For the year ended September 30, 1997, D.H. Blair & Co., Inc. received brokerage commissions of $29,522 on purchases and sales of Fund investments. D.H. Blair & Co., Inc. is wholly owned by children of an officer of the Fund, sons-in-laws of an officer of the Fund and certain members of D.H. Blair & Co., Inc's management team.

NOTE 4. PORTFOLIO TRANSACTIONS

     The following summarizes the securities transactions by the Fund for the year ended September 30, 1997:

       Purchases ..........................................   $7,173,927
                                                              ==========
       Sales ..............................................   $5,863,475
                                                              ==========
       Short sales ........................................   $    9,687
                                                              ==========
       Net realized gain ..................................   $1,762,528
                                                              ==========

     The Fund uses the specific identification method of accounting for the cost of securities sold for both federal income tax and reporting purposes. Therefore, for federal income tax purposes, the identified cost of investments owned at September 30, 1997 was the same as the total cost of investments. Had the average cost basis been used for financial statement purposes, net realized gain from securities transactions would have been increased and net unrealized appreciation would have been decreased by $24,015.

NOTE 5. INCOME TAXES

     The Fund provides deferred federal, state and local income taxes on unrealized appreciation on investments, based on the regular corporate tax rates.

     The following is a summary of the components of the Fund's income tax provision (benefit) at September 30, 1997:

       Current:
        Federal ..............................................  $ 82,848
        State and local ......................................    21,812
                                                                --------
                                                                $104,660
                                                                ========

       Deferred:
        Federal ..............................................  $(58,664)
        State and local                                           (3,451
                                                                --------
                                                                $(62,115)
                                                                ========

                                   ENGEX, INC.

     The effective tax rate for the Fund is reconcilable to the federal statutory tax rate, as follows:

       Statutory rate (benefit) .................................   (34.0%)
       Increase in nontaxable  unrealized
        depreciation on investment in
        RDI .....................................................   159.1
       Nontaxable dividend income
        received from RDI .......................................  (132.1)
       Utilization of actual net operating
        loss and capital loss
        carryforwards ...........................................     9.5
       State and local income
        taxes--net of federal
        income tax benefit ......................................     1.5
                                                                    -----
                                                                      4.0%
                                                                    =====

NOTE 6. BORROWINGS

     Loans during the year were made at a negotiated rate between the Fund and the Fund's custodian broker. The interest paid during the year ranged from a rate of 6.5% to 6.75% per annum. The weighted average interest rate during the year was 6.59%. The maximum loan outstanding and the weighted average amount of loans (computed on a daily basis) during the twelve-month period were $5,306,871 and $2,240,429, respectively. The loans were collateralized by the Fund's investment portfolio.

NOTE 7. FAIR VALUE OF FINANCIAL INSTRUMENTS

     Management has estimated that the carrying amount of the Fund's loan payable approximates the fair value based upon its analysis of the credit risk inherent in the loan.

     Fair value estimates are made at a specific point in time, are subjective in nature, and involve uncertainties and matters of significant judgment. Settlement of the Fund's debt obligations at fair value may not be possible and may not be a prudent management decision to enter.

NOTE 8. CONCENTRATIONS OF CREDIT RISK

     (a) The Fund's portfolio has become less diversified as a result of its investment in RDI (see Note 2). With decreased diversification, the Fund's assets may be subject to greater risk of loss, because the effect of any negative performance realized on any one investment in which the Fund is concentrated will have a greater impact on the Fund. The Fund presently intends to seek investment opportunities in one or more additional companies in which it would acquire a controlling interest. While any such further acquisitions are likely to bring the Fund closer to its expressed intention of seeking to deregister under the Investment Company Act of 1940, they are likely to require a substantial investment of the Fund's assets, and a further concentration of the Fund's investments in particular companies or industries, which will increase the risk of loss that may be experienced by the Fund from the negative results or financial condition of any particular company and/or industry.

     The Fund has borrowed funds in connection with its investment portfolio, and plans to continue to do so, and to consider various alternative means of doing so which may be available to it. Such borrowings are presently limited by certain asset coverage requirements under the Investment Company Act of 1940. By increasing the amount of such leverage utilized by the Fund, opportunities may be enhanced, but certain risks are created, including a higher volatility of the net asset value of the Fund's common stock and a potentially higher volatility in its market value. When monies are borrowed by the Fund, creditors have a fixed dollar claim on the Fund's assets and income, which is prior to any claims of the stockholders; therefore, any decline in the value of the Fund's assets or the income it receives will cause the net asset value of the Fund's stock and any income available to it to decline more sharply than if there were no such prior claims.

     (b) As of September 30, 1997, all of the Fund's investments in securities were held with one broker, the Fund's custodian.



                                                       ENGEX, INC.
                                                                                                               SCHEDULE 1

                                    SUPPLEMENTARY INFORMATION--SELECTED PER SHARE DATA AND RATIOS

Selected data for each share of Capital Stock outstanding throughout each year:


                                                                         YEARS ENDED SEPTEMBER 30,
                                                ---------------------------------------------------------------------------
                                                  1997(1)         1996(1)         1995(1)         1994(1)         1993(1)
                                                -----------     -----------     -----------     -----------     -----------
Investment income ...........................     $   4.28        $    .14        $    .18        $    .13        $    .10
                                                  --------        --------        --------        --------        --------
Expenses:
    Interest ................................          .17             .21             .34             .18             .03
    Other ...................................          .31             .31             .22             .40             .33
                                                  --------        --------        --------        --------        --------
       Total expenses .......................          .48             .52             .56             .58             .36
                                                  --------        --------        --------        --------        --------
Investment income (loss) before income tax
    (benefit) ...............................         3.80            (.38)           (.38)           (.45)           (.26)
                                                  --------        --------        --------        --------        --------
Deferred and current income tax (benefit) ...         (.15)           (.14)           (.14)           (.16)           (.11)
                                                  --------        --------        --------        --------        --------
Net investment income (loss) ................         3.95            (.24)           (.24)           (.29)           (.15)
                                                  --------        --------        --------        --------        --------
Realized and unrealized gain (loss) before
    provision (benefit) for income taxes ....        (4.87)           2.87            5.98           (3.91)           4.88
Deferred and current income tax provision
 (benefit) ..................................         (.20)           1.12            1.98           (1.31)           1.59
                                                  --------        --------        --------        --------        --------
Net realized and unrealized gain (loss) .....        (5.07)           1.75            4.00           (2.60)           3.29
                                                  --------        --------        --------        --------        --------
Net increase (decrease) in net asset value ..        (1.12)           1.51            3.76           (2.89)           3.14
Net asset value:
    Beginning of year .......................        15.72           14.21           10.45           13.34           10.20
                                                  --------        --------        --------        --------        --------
    End of year .............................     $  14.60        $  15.72        $  14.21        $  10.45        $  13.34
                                                  ========        ========        ========        ========        ========
Number of shares outstanding at end of year .      977,223         977,223         977,223         977,223         977,223
                                                  ========        ========        ========        ========        ========
Ratios:
    Expenses to average net assets ..........         3.32%           3.32%           4.90%           4.81%           2.99%
    Net investment increase (loss) to average
      net assets ............................        26.88%          (1.55%)         (2.23%)         (2.40%)         (1.27%)
    Portfolio turnover ......................        26.48%           4.29%            .40%           7.56%          30.97%

--------------

(1) During these years, the Fund did not pay dividends from net investment company income or make any distributions of net realized gains from securities transactions.

           The accompanying notes should be read in conjunction with
                          this supplementary schedule.

                                   ENGEX, INC.

ADDITIONAL INFORMATION

     The Fund presently intends to seek investment opportunities in one or more companies in which it would acquire a controlling interest. While any such acquisitions are likely to bring the Fund closer to its expressed intention of seeking to deregister under the Investment Company Act of 1940, they are likely to require a substantial investment of the Fund's assets, and a further concentration of the Fund's investments in particular companies or industries which will increase the risk of loss that may be experienced by the Fund from the negative results or financial condition of any particular company and/or industry.

     The Fund has borrowed funds in connection with its investment portfolio, and plans to continue to do so, and to consider various alternative means of doing so which may be available to it. Such borrowings are presently limited by certain asset coverage requirements under the Investment Company Act of 1940. By increasing the amount of such leverage utilized by the Fund, opportunities may be enhanced, but certain risks are created, including a higher volatility of the net asset value of the Fund's common stock and a potentially higher volatility in its market value. When monies are borrowed by the Fund, creditors have a fixed dollar claim on the Fund's assets and income which is prior to any claims of the stockholders; therefore, any decline in the value of the Fund's assets or the income it receives will cause the net asset value of the Fund's stock and any income available to it to decline more sharply than if there were no such prior claims.

DIRECTORS
Jerome Fisch
Judah Feinerman
Leonard Toboroff
J. Morton Davis

OFFICERS
J. Morton Davis, Chairman of the Board
 and President
David Nachamie, Secretary
Martin Bell, Assistant Secretary
Brian Wasserman, Treasurer
Gilbert Jackson, Assistant Treasurer
Bruce Berger, Vice President

CUSTODIAN

Prudential Securities Inc.
1 NY Plaza, New York, N.Y. 10292

TRANSFER AGENT

Continental Stock Transfer & Trust Co.
2 Broadway, New York, N.Y. 10017
212-509-4000

INDEPENDENT ACCOUNTANTS

David Berdon & Co. LLP
415 Madison Ave., New York, N.Y. 10017

ENGEX, INC.
44 Wall Street
New York, N.Y. 10005
212-495-4200

ENGEX, INC.

FINANCIAL STATEMENTS
AND
ANNUAL REPORT
YEAR ENDED
SEPTEMBER 30, 1997

ENGEX, INC. IS LISTED ON THE
AMERICAN STOCK EXCHANGE (AMEX)
SYMBOL EGX.